SCHEDULE 14C INFORMATION
                                 (Rule 14c-101)
                 Information Statement Pursuant to Section 14(c)
          of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

[X] Preliminary Information Statement      [ ] Confidential, for use of the
[ ] Definitive Information Statement           Commission only (as permitted by
                                               Rule 14c-5(d)(2))

                                  MONEYZONE.COM
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No Fee Required.
     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:

                     Common Stock, par value $.15 per share
     -------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

                   100,000 shares of Common Stock Outstanding
     -------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
     -------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------

     5)  Total Fee Paid.

     -------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

                              INFORMATION STATEMENT
                                 TO STOCKHOLDERS
                                       OF
                                  MONEYZONE.COM

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                      THE BOARD OF DIRECTORS OF THE COMPANY

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.



                                  MONEYZONE.COM
                               6000 FAIRVIEW ROAD
                                   SUITE 1410
                         CHARLOTTE, NORTH CAROLINA 28210



                                   -----------

                                  June 13, 2001

                                   -----------

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Information Statement..................................................       1

Additional Information.................................................       1

Outstanding Voting Securities..........................................       2

Principal Stockholders.................................................       3

Description of Stockholder Matters.....................................     4-16

Signature..............................................................      17

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                     THE BOARD OF DIRECTORS OF THE COMPANY.

                           WE ARE NOT ASKING YOU FOR A
                           PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.


                                  MONEYZONE.COM
                               6000 FAIRVIEW BLVD.
                                   SUITE 1410
                         CHARLOTTE, NORTH CAROLINA 28210


                              INFORMATION STATEMENT

     This Information Statement is furnished to holders of shares of common stock, $.15 par value (the "Common Stock"), of MoneyZone.com (the "Company") to notify such stockholders that on or about June 12, 2001 the Company received written consents in lieu of a meeting of stockholders from holders of 69,725 shares of Common Stock representing approximately 69.725% of the total issued and outstanding shares of voting stock of the Company approving: (i) the increase of the number of shares of Common Stock which the Company shall be authorized to issue from three hundred thirty-three thousand three hundred thirty-three (333,333) to twenty five million (25,000,000); (ii) the amendment to the Company's 2000 Stock Option Plan to increase the maximum number of shares of the Company's Common Stock subject to the plan from 6,666 to 506,666; and
(iii) the reincorporation of the Company from Nevada to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary (collectively, the "Stockholder Matters").

     This Information Statement describing the approval of the Stockholder Matters is first being mailed or furnished to the Company's stockholders on or about June ___, 2001, and such matter shall not become effective until at least 20 days thereafter. The Company has included a copy of its Annual Report on Form 10-K/A for the year ended December 31, 2000 for consideration by the Company's stockholders. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

     The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.


                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1) Current Reports on Form 8-K filed on March 20, 2001, April 12, 2001 and May 31, 2001.

(2) Annual Report on Form 10-K/A for the year ended December 31, 2000, as amended.

(3)  Quarterly Report on Form 10-Q for the period ended March 31, 2001.


                          OUTSTANDING VOTING SECURITIES

     As of June 12, 2001 (the "Record Date"), out of the 333,333 shares of Common Stock authorized there were 100,000 shares of Common Stock issued and outstanding, and out of the 15,000,000 shares of the Preferred Stock authorized, there were 100,000 shares of Preferred Stock issued and outstanding.

     Only holders of record of the Common Stock and Preferred Stock at the close of business on the Record Date were entitled to participate in the written consents of the Company's stockholders. Each share of Common Stock was entitled to one vote. Preferred Stock holders are not entitled to vote.

     The Nevada Revised Statutes, as amended ("NRS") provide in substance that unless the Company's certificate of incorporation provides otherwise, stockholders' may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

     In accordance with the NRS, the Company received more than a majority of the shares of Common Stock approving the Stockholder Matters. As a result, the Company shall take all actions necessary to implement the Stockholder Matters.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of our common stock owned as of the Record Date by (i) each person who is known by the Company to own beneficially more than five percent of the Company's common stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Except as otherwise noted, the persons named in the table below do not own any other capital stock of the Company and have sole voting and investment power with respect to all shares beneficially owned by them.

                                                                                      Percentage of
  Name and Address (1)          Position with MoneyZone.com      Number of Shares        Shares
------------------------       -----------------------------     ----------------     -------------

Martin A. Sumichrast (2)       Chairman of the Board and
                               Director                               69,725             69.725%

Randall F. Greene              President and Chief Executive
                               Officer                                  2000                  2%

Kevin D. McNeil                Chief Financial Officer                     0                   *

Global Capital Partners,
Inc.                                                                  69,725             69.725%

All Officers and Directors
as a Group (3 persons)

----------------------

*    Less than 1 percent

     (1) Except as otherwise noted, c/o MoneyZone.com, 6000 Fairview Rd., Suite 1410, Charlotte, North Carolina 28210.

     (2) Includes 69,659 shares owned by Global Capital Partners, Inc., of which, Mr. Sumichrast is the Chairman, Chief Executive Officer and President and 66 shares owned by an individual and as to which Mr. Sumichrast has power to vote or direct the vote and dispose or direct the disposition.

                     DESCRIPTION OF THE STOCKHOLDER MATTERS

Increase in Authorized Shares

     The Board of Directors (the "Board") by unanimously written consent dated as of June 12, 2001, and certain stockholders (the "Majority Stockholders") owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of June 12, 2001, approved and adopted resolutions to increase the number of shares of Common Stock which the Company shall be authorized to issue from three hundred thirty three thousand three hundred thirty three (333,333) to twenty five million (25,000,000) (the "Increase of Authorized Shares") and to amend the Articles of Incorporation to reflect such Increase of Authorized Shares. See "Reincorporation in the State of Delaware."

Procedure for Approval of Increase of Authorized Shares
-------------------------------------------------------

     The NRS, requires that, in order for the Company to amend the Articles of Incorporation, the Board must adopt resolutions setting forth the proposed amendment and declaring its advisability and must call a meeting of stockholders of the Company at which stockholders holding at least a majority of the Company's capital stock entitled to vote must approve the proposed amendment. The NRS also provides that, in lieu of a vote taken at a stockholders' meeting, stockholders holding at least a majority of the voting power of the Company's capital stock may consent in writing to any action otherwise required to be taken at a meeting of stockholders, including the adoption of an amendment to the Company's Articles of Incorporation.

Required Approvals Obtained
---------------------------

     The Board, by its unanimous written consent (the "Board Consent"), adopted resolutions approving the Increase of Authorized Shares. Under the NRS, the Record Date for such action, which date determines the stockholders entitled to vote, was the date of the Board Consent. On the Record Date, the only issued and outstanding shares of the Company's capital stock entitled to vote on the proposed amendment were 100,000 shares of the Company's common stock, par value $0.15 per share (the "Common Stock"), of which the Majority Stockholders held 69,725 or 69.725% of the total stock entitled to vote on the proposed amendment. On June 12, 2001, the Majority Stockholders, by written consent in lieu of a meeting, approved the Increase of Authorized Shares. No further consents, votes or proxies are or were necessary to effect the Increase of Authorized Shares.

Dissenters' Rights Of Appraisal.
-------------------------------

     The NRS does not provide for any dissenters' rights with respect to the amendment of the Articles of Incorporation as set forth herein. Therefore, no dissenters' rights of appraisal are given in connection with the subject matter hereof.

Amendment to 2000 Stock Option Plan

     At the 2000 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Company's 2000 Stock Option Plan (the "2000 Plan"). The 2000 Plan authorized up to 1,000,000 shares of Company common stock for grants of non-qualified and incentive stock options. However, at 5p.m. on March 30, 2001, the Company effectuated a reverse stock split and issued one (1) newly issued share of Common Stock for each one hundred fifty (150) shares of the common stock issued and outstanding (the "Reverse Stock Split"). In accordance with the 2000 Plan, 6,666 shares were subsequently authorized under the 2000 Plan. The Board by unanimous written consent dated as of June 12, 2001 and the Majority Stockholders by written consent dated as of June 12, 2001 approved and adopted resolutions to amend the 2000 Plan, and to authorize 500,000 additional shares for future awards (the "2000 Plan Amendment").

     Because of the limited number of remaining shares that may be granted under the 2000 Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

     The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 2000 Plan. The summary is qualified in its entirety by reference to the complete text of the 2000 Plan, as proposed to be amended.

Description of the 2000 Plan
----------------------------

     Subsequent to the Reverse Stock Split, the maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2000 Plan is 6,666 shares. The 2000 Plan Amendment would authorize the use of up to an additional 500,000 shares of the Company's common stock for a total of 506,666 shares being subject of the 2000 Plan. Shares issuable under the 2000 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

     Subject to compliance with Rule 16b-3 of the Exchange Act, the Plan shall be administered by a committee composed of at least two non-employee directors of the Board or, in the event that no such committee is in place, the Board shall administer the Plan (the "Plan Administrator"). Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

     Types Of Awards
     ---------------

     The Plan Administrator has the authority to grant awards of stock options, stock appreciation rights, restricted stock or any combination of the foregoing. The Plan Administrator has authority the under the 2000 Plan to grant either stock options that qualify under the Internal Revenue Code of 1986, as amended, as incentive stock options or to grant non-qualified stock options. However, the former may be granted only to employees of the Company and its subsidiaries. The awards are subject to such terms and conditions as may be determined by the Plan Administrator and which may differ from award to award. The prices, expiration dates and other material conditions upon which the stock options and stock appreciation rights may be exercised and the consideration received or to be received by us or our awards for the granting or extension of the awards are to be determined by the Plan Administrator.

     Eligibility
     -----------

     Our officers, employees, directors, consultants and affiliates who are responsible for or contribute to the growth and profitability of our business or the business of our affiliates are eligible to be granted awards under the 2000 Plan.

     Change Of Control
     -----------------

     The 2000 Plan provides that, subject to such additional conditions and restrictions as the committee may determine at the time of the grant of an award, options granted under the 2000 Plan shall become immediately exercisable and restrictions on restricted stock granted under the 2000 Plan shall lapse in the event of a change of control. A change of control will be deemed to occur for purposes of the 2000 Plan if a person acquires 20% or more of our outstanding voting securities, if there is a significant change in the composition of the Board or if our stockholders approve certain mergers (including a merger whereby the Company ceases to exist), the sale of all or substantially all of our assets, the liquidation of the Company or, as to any given participant in the 2000 Plan, the disposal of the business of the Company for which such participant performs services.

     Transferability
     ---------------

     Options granted under the 2000 Plan may not be transferred other than by will or under the laws of descent and distribution, except as otherwise determined by the Plan Administrator.

     Amendments and Termination
     --------------------------

     The Board may amend, alter, or discontinue the 2000 Plan at any time, except that any such action shall be subject to stockholder approval if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, or discontinuation to the 2000 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. The Board shall also have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant awards under the 200 Plan which qualify for beneficial treatment under such rules without shareholder approval. Unless terminated earlier by action of the Board of Directors, the 2000 Plan shall terminate ten (10) years after adoption by the shareholders.

Reincorporation in the State of Delaware

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation"). Shareholders are urged to read carefully the following sections of this Information Statement, including the related exhibits, before voting on the Reincorporation. Throughout this Information Statement, the term "Company" refers to the existing Nevada corporation and the term "MoneyZone Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of the Company, that was formed by the Company in preparation for the Reincorporation and is the proposed successor to the Company.

     The Reincorporation will be effected by merging the Company into MoneyZone Delaware (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, a form of which is attached hereto as an exhibit (the "Merger Agreement"). Upon completion of the Merger, (i) the Company will cease to exist, (ii) MoneyZone Delaware will continue to operate the business of the Company under the name "MoneyZone.com, Inc.," (iii) the stockholders of the Company's Common Stock automatically will become the stockholders of MoneyZone Delaware, (iv) the stockholders will have rights, as stockholders of MoneyZone Delaware and no longer as stockholders of the Company and will be governed by Delaware law, MoneyZone Delaware's Certificate of Incorporation and By-laws rather than by Nevada law, the existing Certificate of Incorporation and By-laws of the Company, (v) warrants and options to purchase shares of the Company's Common Stock automatically will be converted into warrants or options to acquire an equal number of equivalent shares of MoneyZone Delaware's Common Stock, and (vi) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company.

     The shareholders' approval of the Reincorporation will constitute their approval of all of the provisions of MoneyZone Delaware's Certificate of Incorporation and MoneyZone Delaware's By-laws. The governance of MoneyZone Delaware by Delaware law, MoneyZone Delaware's Certificate of Incorporation and MoneyZone Delaware's By-laws will or may in the future alter certain rights of the shareholders. Pursuant to the Merger Agreement, each outstanding share of Company Common Stock, $.15 par value, automatically will be converted pro-rata into one share of MoneyZone Delaware Common Stock, $.15 par value, upon the Effective Date (as defined below). Each stock certificate representing issued and outstanding shares of Company Common Stock will continue to represent the same proportionate number of shares of Common Stock of MoneyZone Delaware. IT WILL BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMPANY STOCK CERTIFICATES FOR MONEYZONE DELAWARE STOCK CERTIFICATES. See "Exchange of Shares".

     Under Nevada law, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company is required for approval of the Merger and the other terms of the Reincorporation. On June 12, 2001, the Reincorporation was approved by unanimous written consent of the Company's Board. On June 12, 2001 the Majority Stockholders by written consent in lieu of a meeting approved the Reincorporation. The Reincorporation will become effective upon the filing of the Merger Agreement and related documentation with both Delaware's and Nevada's respective Secretary of State (the "Effective Date"). Nonetheless, the Merger Agreement allows for the Board to abandon or postpone the Reincorporation or to amend the Merger Agreement (except that the principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board to deem either such action advisable.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of MoneyZone Delaware (the "Certificate of Incorporation") and the By-laws of MoneyZone Delaware ("By-Laws"), a copy of each of which is attached hereto as Exhibits A, B and C, respectively.

Vote Required
-------------

     Approval of the Reincorporation, which also will constitute approval of the Merger Agreement, the Certificate of Incorporation and the By-laws of MoneyZone Delaware, requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock entitled to vote. On June 12, 2001 the Majority Stockholders by written consent in lieu of a meeting approved the Reincorporation. On June 12, 2001, the Board by unanimous written consent approved the Reincorporation.

Principal Reasons for the Reincorporation Advantages of Delaware Corporation
Law.
----------------------------------------------------------------------------

     For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law. The Reincorporation accordingly will be beneficial to the Company in that it will give the Company (i) a greater degree of predictability and certainty regarding how the Company's affairs should be conducted in order to comply with applicable laws (such predictability and certainty resulting from a large body of case law decided under those laws) and (ii) the comfort and security resulting from the Company's awareness of the responsiveness of Delaware's legislature and courts to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many American corporations that have initially chosen their home state for their state of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Reincorporation.

Anti-Takeover Implications
--------------------------

     Delaware, like many other states, permits a corporation to adopt a number of measures (through amendment of the corporate charter or bylaws or otherwise) designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation proposal is not being proposed in order to prevent any known attempt to acquire control of the Company, obtain representation on the Board of Directors or take any significant action affecting the Company. Such anti-takeover measures would enhance the ability of the Board of Directors to negotiate with an unsolicited bidder. Although "anti-takeover" measures may be implemented under Nevada law, substantial judicial precedent exists in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts, and, in the context of a future unsolicited takeover event, such precedent will give the Board of Directors greater assurance and confidence that the defensive strategies and conduct of the Board of Directors are in full compliance with applicable laws and will be effective under the circumstances.

     The Board of Directors believes that unsolicited takeover attempts maybe unfair or disadvantageous to the Company and its shareholders because: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, such board of directors can and should take account of the underlying and long-term values of the Company's assets, the possibilities for alternative transactions on more favorable terms, the possible advantages of a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price and the equality of treatment of all the Company's shareholders.

Possible Disadvantages
----------------------

     Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states.

     Despite the unanimous belief of the Board of Directors as to the benefits to shareholders of the Reincorporation, the Reincorporation may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors but may be deemed by a majority of the shareholders to be in their best interests (because, for example, the possible takeover could cause shareholders to receive a substantial premium for their shares over their then current market value or over the shareholders' cost basis in such shares). As a result of such effects of the Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Reincorporation will enable the Board of Directors to resist a takeover or a change in control of the Company, the Reincorporation could make it more difficult to change the existing Board of Directors and management.

No Change in the Business or Location of the Company
----------------------------------------------------

     The Reincorporation will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Information Statement. The Reincorporation will NOT result in any change in the business, management, fiscal year, or location of the principal facilities of the Company.

The Charters and By-Laws of the Company and MoneyZone Delaware
--------------------------------------------------------------

     The provisions of the MoneyZone Delaware Certificate of Incorporation and By-laws are similar to those of the Company's Articles of Incorporation and By-laws. The Reincorporation includes the implementation of certain provisions in the MoneyZone Delaware Certificate of Incorporation and By-laws that are not included in the Company's Certificate of Incorporation or By-laws, but whose effect will be to keep essentially intact the rights of shareholders as they currently exist under the Company's Certificate of Incorporation and By-laws. The material differences between the Company's Certificate of Incorporation and By-laws and MoneyZone Delaware's Certificate of Incorporation and By-laws are described below. Certain changes altering the rights of shareholders and power of management could be implemented in the future by amendment to the Certificate of Incorporation following shareholder approval, and certain of such changes could be implemented by amendment of the By-laws of MoneyZone Delaware without shareholder approval. Approval by the shareholders of the Reincorporation will constitute an approval of the inclusion in the MoneyZone Delaware Certificate of Incorporation and By-laws of each of the provisions described below. This discussion of the Certificate of Incorporation and By-laws of MoneyZone Delaware is qualified by reference to Exhibits B and C hereto, respectively.

     Name of the Company. The Certificate of Incorporation of MoneyZone Delaware will provide that the name of the company will be MoneyZone.com, Inc.

     Authorized Stock. The Certificate of Incorporation of the Company currently authorizes 15,333,333 shares of capital stock, which consist of 333,333 shares of Common Stock $.15 par value per share and $15,000,000 shares of Preferred Stock, $.001 par value per share. Each share of Common Stock will be converted into one share of MoneyZone Delaware Common Stock. As described earlier in this Information Statement, the Certificate of Incorporation of MoneyZone Delaware will provide for 40,000,000 shares of capital stock, which will consist of 25,000,000 shares of Common Stock, with a $.15 par value per share and 15,000,000 shares of Preferred Stock, $.001 per share. See "Increase in Authorized Shares."

Compliance With Delaware And Nevada Law
---------------------------------------

Nevada. Following the filing of this Information Statement, the Company will submit the Merger Agreement to the office of the Nevada Secretary of State for filing.

Delaware. Following the filing of this Information Statement, the Company will submit the Merger Agreement to the office of the Delaware Secretary of State for filing.

Significant Differences Between The Corporation Laws Of Nevada And Delaware
---------------------------------------------------------------------------

     The NRS (sometimes referred to herein as "Nevada Law") and the General Corporation Law of Delaware ("Delaware Law") differ in many respects. It is not practical to summarize all of such differences in this Information Statement, but some of the principal differences that could materially affect the rights of shareholders are discussed below.

     Shareholder Vote For Mergers; Anti-Takeover Provisions
     ------------------------------------------------------

     In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote thereon, as well as approval by the Board of Directors with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Neither the Nevada Law nor the Delaware Law requires stockholder approval by the stockholders of a surviving corporation in a merger or consolidation so long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

     Section 203 of the Delaware Law regulates unsolicited takeovers by providing that an "interested stockholder", defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions, with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder", (ii) the stockholder, in a single transaction in which he became an "interested stockholder", acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (iii) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder". A Delaware corporation may elect not to be governed by Section 203 of the Delaware Law by an express provision to that effect in its certificate of incorporation, but MoneyZone Delaware has not made such election. Accordingly, MoneyZone Delaware will be subject to Section 203.

     Nevada Law regulates hostile takeovers of publicly traded corporations by providing that an "interested stockholder", defined as a stockholder owning 10% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (i) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder" or (ii) no earlier than three years after such stockholder became an "interested stockholder" the majority of the outstanding voting power approves the "business combination." Nevada Law further regulates tender offers and business combinations involving certain Nevada corporations by providing that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition". These provisions apply only to "issuing corporations", which are (i) corporations with at least 200 stockholders, at least 100 or more of which are located in Nevada, and (ii) which do business in Nevada. The Company is not an "issuing corporation" under Nevada Law. A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of stockholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all stockholders who have not voted in favor of granting full voting rights to the Control Shares would have dissenters rights. Nevada Law provides that a corporation may elect out of the Control Share protections by expressly specifying so in its articles or bylaws the Company has not elected out of these provisions.

     Inspection of Shareholders' List
     --------------------------------

     Nevada corporate law provides that any stockholder of record of a Nevada corporation who has held his shares of such corporation for more than six (6) months and stockholders of a Nevada corporation holding at least five percent (5 %) of such corporation's outstanding shares have the right during the corporation's usual hours of business to inspect for any proper purpose the corporation's stock ledger and to make extracts therefrom. It also provides that a Nevada corporation may condition such inspection right upon delivery of a written affidavit stating that the inspection is not desired for any purpose not related to the stockholder's interest in the corporation. Delaware Law permits any shareholder to inspect the shareholder's list for a purpose reasonably related to such person's interest as a shareholder and, during the 10 days preceding the shareholder's meeting, for any purpose germane to that meeting.

     Payment Of Dividends
     --------------------

     The Nevada Law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (the equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the dividend (the balance sheet test for insolvency). In addition, the

Nevada Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet tests for insolvency are satisfied. The Delaware Law permits the payment of dividends out of surplus or, if there is no surplus, out of net profits for the current and preceding fiscal years (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Surplus is the excess, if any, of the stockholders' equity over stated capital of a corporation. In addition, the Delaware Law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the Board of Directors, without regard to their historical book value.

     Personal Liability of Directors
     -------------------------------

     Under the Delaware Law, directors are jointly and severally liable to a corporation for violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under the Nevada Law, directors are jointly and severally liable to the corporation for violations of statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof. Under the Nevada Law, absent directors are not liable as long as they did not vote for or assent to any of the illegal acts and, unlike the Delaware Law, the Nevada Law allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he did not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

     Indemnification
     ---------------

     Delaware and Nevada have similar laws with respect to indemnification by a corporation of its officers, directors, employees and other agents. For example, the laws of both states permit corporations to adopt a provision in the charter eliminating the liability of a director (and also an officer in the case of Nevada) to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care (and the fiduciary duty of loyalty as well in the case of Nevada). There are nonetheless certain additional differences between the laws of the two states respecting indemnification and limitation of liability.

     The Delaware Charter and Delaware By-Laws eliminate the liability of directors to the fullest extent permissible under the Delaware Law. The Nevada Charter and Nevada By-Laws likewise eliminate the liability of directors and officers to the fullest extent permissible under the Nevada Law. Under the Nevada Law, such provision may not eliminate or limit director or officer liability for: (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of unlawful dividends or distributions. Under the Delaware Law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit.

     The limitation of liability provisions permissible under the Delaware Law and the Nevada Law may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Nevada Law and the Delaware Law require indemnification when the individual has successfully defended the action on the merits or otherwise. The Nevada Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders that indemnification is proper in the circumstances. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. The Delaware Law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

Application of Business Corporation Law of Nevada to Delaware Corporation
-------------------------------------------------------------------------

     Nevada Law provides that if the Delaware company conducts local business in Nevada, then the Delaware company must apply for authority to do business in Nevada and will become subject to certain provisions of Nevada Law regardless of its state of incorporation and can sue and be sued in the Nevada courts. The Delaware company would continue to be subject to such provisions until its authority to do business is surrendered, suspended or annulled. If the Delaware company were to become subject to the provisions of Nevada Law referred to above, and such provisions were enforced by Nevada courts in a particular case, many of the Delaware laws described in this Information Statement would not apply to the Delaware company. Instead, the Delaware company could be governed by certain Nevada laws.

Certain Federal Income Tax Consequences
---------------------------------------

     The following is a discussion of certain federal income tax consequences to holders of Company Common Stock who receive MoneyZone Delaware Common Stock in exchange for their Company Common Stock as a result of the Reincorporation. The discussion does not address all the tax consequences of the Reincorporation that may be relevant to particular Company shareholders, such as dealers in securities. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Reincorporation with respect to such shareholder, including the applicability of federal, state, local or foreign tax laws. The Reincorporation will constitute a tax-free reorganization under the Internal Revenue Code. No gain or loss will be recognized by holders of Company Common Stock upon receipt of Common Stock of MoneyZone Delaware pursuant to the Reincorporation. The tax basis of the Common Stock of MoneyZone Delaware received by each shareholder will be the same as the aggregate tax basis of the Company's Common Stock of MoneyZone Delaware held by such shareholder at the time of the Reincorporation. The holding period of the Common Stock of MoneyZone Delaware received by each shareholder of MoneyZone Delaware will include the period for which such shareholder held the Common Stock of the Company surrendered in exchange therefore, provided that such MoneyZone Delaware Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal tax purposes as a result of the Reincorporation, and MoneyZone Delaware should succeed, without adjustment, to the federal income tax attributes of the Company.

Regulatory Requirements
-----------------------

     In connection with the Reincorporation, the Company will be required to comply with certain state securities and corporate laws and regulations. It is anticipated that the Company will comply with such requirements either before or immediately following approval of the Reincorporation by the shareholders.

Exchange of Stock Certificates.
------------------------------

     If the Merger is consummated, the Company will file its Certificate of Merger with the Secretary of State of the State of Delaware promptly after the Annual Meeting. The Company's transfer agent will act as its exchange agent (the "Exchange Agent") to act for holders of Common Stock in implementing the exchange of their certificates.

     As soon as practicable after the Effective Date, stockholders will be notified and requested to surrender their certificates representing shares of Company Common Stock to the Exchange Agent in exchange for certificates representing MoneyZone Delaware Common Stock. One share of MoneyZone Delaware

Common Stock will be issued in exchange for each one presently issued and outstanding share of Common Stock. Beginning the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of MoneyZone Delaware Common Stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT,

                                 PLEASE CONTACT:

                              Martin A. Sumichrast
                                  MoneyZone.com
                               6000 Fairview Road
                                   Suite 1410
                            Charlotte, North Carolina
                                 (704) 522-1410

                                              By order of the Board of Directors
                                              MoneyZone.com


                                              /s/ Randall Greene
                                              ----------------------------------
                                              Randall Greene
                                              Chief Executive Officer and
                                              President

                                  Exhibit List

A. Agreement and Plan of Merger, between MoneyZone.com, a Nevada corporation and MoneyZone.com, Inc., a Delaware corporation.

B.   Certificate of Incorporation of MoneyZone.com, Inc.

C.   By-Laws of MoneyZone.com, Inc.

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER

                              MONEYZONE.COM, INC.,
                             A DELAWARE CORPORATION
                                       AND
                              MONEYZONE.COM CORP.,
                              A NEVADA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of June 13, 2001 (the "Agreement") is entered into by and between MoneyZone.com, Inc., a Delaware corporation ("MoneyZone-Delaware") with its principal address at 6000 Fairview Road, Suite 1410, Charlotte, NC 28210, and MoneyZone.com, a Nevada corporation ("MoneyZone-Nevada") with its principal address at 6000 Fairview Road, Suite 1410, Charlotte, NC 28210. MoneyZone-Delaware and MoneyZone-Nevada are sometimes referred to herein as the "Constituent Corporations."


                                    RECITALS

A. MoneyZone-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 40,000,000 shares, consisting of 25,000,000 shares of common stock, par value $.15 per share, and 15,000,000 shares of preferred stock, par value $.001 per share. As of June 12, 2001, 100 shares of MoneyZone-Delaware common stock were issued and outstanding, all of which are held by MoneyZone-Nevada and no shares of preferred stock were issued and outstanding.

B. MoneyZone-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 15,333,333 shares, consisting of 333,333 shares of common stock, par value $.15 per share and 15,000,000 shares of preferred stock, par value, $.001 per share. As of June 12, 2001, 100,000 shares of MoneyZone-Nevada common stock were issued and outstanding and 100,000 shares of preferred stock were issued and outstanding.

C. The Board of Directors of MoneyZone-Nevada has determined that, for the purpose of effecting the reincorporation of MoneyZone-Nevada in the State of Delaware, it is advisable and in the best interests of MoneyZone-Nevada and its stockholders that MoneyZone-Nevada merge with and into MoneyZone-Delaware upon the terms and conditions herein provided.

D.   The respective Boards of Directors of MoneyZone-Delaware and
     MoneyZone-Nevada have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, MoneyZone-Delaware and MoneyZone-Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                     MERGER

1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Nevada Revised Statutes, MoneyZone-Nevada shall be merged with and into MoneyZone-Delaware (the "Reincorporation Merger"), the separate existence of MoneyZone-Nevada shall cease and MoneyZone-Delaware shall survive the Reincorporation Merger and shall continue to be governed by the laws of the State of Delaware, and MoneyZone-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "MoneyZone.com, Inc."

1.2 FILING AND EFFECTIVENESS. The Reincorporation Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and the Reincorporation Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Nevada Revised Statutes;

(b) All of the conditions precedent to the consummation of the Reincorporation Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

(d) An executed Articles of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Revised Statutes shall have been filed with the Secretary of State of the State of Nevada. The date and time when the Reincorporation Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of MoneyZone-Nevada shall cease and MoneyZone-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and MoneyZone-Nevada's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of MoneyZone-Nevada in the manner as more fully set forth in
     Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of MoneyZone-Nevada in the same manner as if MoneyZone-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Nevada Revised Statutes.


                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of MoneyZone-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 BYLAWS. The Bylaws of MoneyZone-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 DIRECTORS AND OFFICERS. The directors and officers of MoneyZone-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                       III. MANNER OF CONVERSION OF STOCK

3.1 MONEYZONE-NEVADA COMMON, PREFERRED STOCK AND WARRANTS/OPTIONS. Upon the Effective Date of the Merger, each share of MoneyZone-Nevada common stock, $0.15 par value, issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of common stock, $0.15 par value, of the Surviving Corporation. Upon the Effective Date of the Merger, each share of MoneyZone-Nevada preferred stock, $0.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of common stock, $0.001 par value, of the Surviving Corporation. Upon the Effective Date of the Merger, each warrant and/or option to purchase shares of MoneyZone-Nevada common stock shall automatically be converted into a warrant and or/option (as applicable) to acquire an equal number of equivalent shares of MoneyZone-Delaware common stock.

3.2 MONEYZONE-NEVADA BENEFIT PLANS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue all employee benefit plans of MoneyZone-Nevada. The execution of this Agreement shall constitute an amendment to each of the employee benefit plans to reflect the Surviving Corporation as the corporation referenced in such employee benefit plans notwithstanding the actual references therein to MoneyZone-Nevada.

3.3 MONEYZONE-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of common stock, $0.15 par value, of MoneyZone-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Reincorporation Merger and without any action by MoneyZone-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of MoneyZone-Nevada common stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to such holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which such holders' shares of MoneyZone-Nevada common stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of MoneyZone-Nevada common stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's common stock into which such shares of MoneyZone-Nevada common stock were converted in the Reincorporation Merger. The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing common stock of the Surviving Corporation so issued in the Reincorporation Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of MoneyZone-Nevada so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws. If any certificate for shares of MoneyZone-Delaware common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to MoneyZone-Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of MoneyZone-Delaware that such tax has been paid or is not payable.


                                   IV. GENERAL

4.1 FURTHER ASSURANCES. From time to time, as and when required by MoneyZone-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of MoneyZone-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by MoneyZone-Delaware and MoneyZone-Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by MoneyZone-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MoneyZone-Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of MoneyZone-Delaware are fully authorized in the name and on behalf of MoneyZone-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2 COVENANTS OF MONEYZONE-DELAWARE. MoneyZone-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger take such other actions as may be required by Delaware Law or Nevada Law to accomplish the Reincorporation Merger, including appointing an agent for service of process in the State of Nevada if and to the extent required under provisions of Nevada law.

4.3 ABANDONMENT. At any time before the filing a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Secretary of State of the State of Nevada, this Agreement may be terminated and the Reincorporation Merger may be abandoned for any reason whatsoever by the Board of Directors of either MoneyZone-Nevada or MoneyZone-Delaware, or both, notwithstanding the approval of this Agreement by the stockholders of MoneyZone-Nevada or by the sole stockholder of MoneyZone-Delaware, or by both.

4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of Articles of Merger and a Certificate of Merger with the Secretaries of State of the States of Nevada and Delaware, respectively, provided that an amendment made subsequent to the adoption and approval of this Agreement and the Reincorporation Merger by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (3) alter or change any of the terms and conditions of this Agreement, if in the case of clause (2) or (3) such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 6000 Fairview Road, Suite 1410, Charlotte, NC 28210, and copies thereof will be furnished to any stockholder and to any creditor of either Constituent Corporation, upon request and without cost.

4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada Revised Statutes.

4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement is hereby executed on behalf of each of such two corporations and attested by their respective officers

                                    MONEYZONE.COM (a Nevada Corporation)



                                    By: /s/ Randall Greene
                                        -------------------------
                                        Name: Randall Greene
                                        Title: CEO and President

Attest: /s/ Christine Smith
        -------------------------
        Name: Christine Smith
        Title: Assistant Secretary


                                    MONEYZONE.COM, INC. (a Delaware Corporation)



                                    By: /s/ Randall Greene
                                        -------------------------
                                        Name: Randall Greene
                                        Title: CEO and President

Attest: /s/ Christine Smith
        -------------------------
        Name: Christine Smith
        Title: Assistant Secretary

                                                                       EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                               MONEYZONE.COM, INC.
   (Under Section 102 of the General Corporation Law of the State of Delaware)


     FIRST:    The name of the corporation shall be MONEYZONE.COM, INC.
(hereinafter, the "Corporation").

     SECOND:   The address of the registered office of the Corporation in the
State of Delaware shall be at 2711 Centreville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name and address of the Corporation's registered agent in the State of Delaware at such address is Corporation Service Company.

     THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

     FOURTH:   (a) The total number of shares of stock which the Corporation shall have authority to issue is forty million (40,000,000) shares, consisting of twenty five million (25,000,000) shares of Common Stock, par value $.15 per share (the "Common Stock"), and fifteen million (15,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

         (b) Shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

     FIFTH:    The name and address of the sole incorporator is Steven
Wasserman, Esq., c/o Berlack, Israels & Liberman LLP, 120 West 45th Street, New York, New York 10036.

     SIXTH:    The Corporation is to have perpetual existence.

     SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal all or any of the provisions of the By-Laws of the Corporation.

     EIGHTH:   (a) The Corporation shall, to the extent and in the manner permitted by the DGCL, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation. For purposes of such indemnification, a "director" or "officer" of the Corporation shall mean any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

     The Corporation shall be required to indemnify a director or officer in connection with any action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the Corporation.

     The Corporation shall pay the reasonable expenses (including attorney's fees) incurred by a director or officer of the Corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article Ninth in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the Corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced in the event that it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article Ninth or otherwise.

     The rights conferred on any person by section (a) of this Article Ninth shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or any agreement, vote of the stockholders or disinterested directors or other action provided that the same conforms to the provisions of this Certificate of Incorporation, as the same may be amended from time to time, and the laws of the State of Delaware.

     Any repeal or modification of the foregoing provisions of this Article Ninth shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         (b) The Corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL to indemnify any person, in addition to directors and officers of the Corporation, against reasonable expenses (including reasonable attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation. For purposes of this section (b) of Article Ninth, an "employee" or "agent" of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

         (c) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

     NINTH:    No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Section by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     TENTH:    No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by a sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the shareholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

     ELEVENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

     I, THE UNDERSIGNED, to form a corporation for the purposes hereinabove stated, under and pursuant to the provisions of the DGCL, do hereby certify that the facts stated herein are true and hereunto set my hand this 12th day of June, 2001.

                                       /s/ Steven Wasserman, Esq.
                                       --------------------------
                                       Steven Wasserman, Esq.

                                                                       EXHIBIT C


                                     BYLAWS
                                       OF
                               MONEYZONE.COM, INC.
                            (a Delaware corporation)


                                    ARTICLE I
                                     OFFICES

         SECTION 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         SECTION 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                                   ARTICLE II
                                 CORPORATE SEAL

         SECTION 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                   ARTICLE III
                             STOCKHOLDERS' MEETINGS

         SECTION 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.

         SECTION 5. Annual Meeting. The annual meeting of the stockholders of the corporation for the purpose of election of Directors and for such other business as may lawfully come before it shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

         SECTION 6. Special Meetings. Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by the President or the Board of Directors at anytime.

         SECTION 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         SECTION 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Any shares, the voting of which at said meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. In the absence of a quorum any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which quorum is present shall be valid and binding upon the corporation.

         SECTION 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are present either in person or by proxy. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary at or before the meeting at which it is to be used. An agent so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date of creation unless the proxy provides for a longer period. All elections of Directors shall be by written ballot, unless otherwise provided in the Certificate of Incorporation.

         SECTION 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware,
Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of this subsection (c) shall be a majority or even-split in interest.

         SECTION 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         SECTION 13. Action without Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice (except as otherwise provided in Section 13B hereof and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 13A. Counting Written Consents; Inspectors.

         (a) Within three (3) business days after the later of (x) the fixing by the Board of Directors of a record date for any proposed stockholder action or consent to be taken in writing in lieu of a meeting ("Stockholder Consent") and
(y) any such record date established in any other manner, the Secretary or other officers of the corporation shall engage a firm of independent inspectors of election ("Consent Inspectors") for the purpose of performing a ministerial review of the validity of any such proposed Stockholder Consent and revocations thereof. The cost of retaining such Consent Inspectors shall be borne by the corporation.

         (b) Stockholder Consent forms and revocations thereof shall be delivered to the Consent Inspectors upon receipt by (i) the corporation, (ii) the stockholder or stockholders soliciting Stockholder Consents or soliciting revocations of Stockholder Consents (the "Soliciting Stockholder"), or (iii) the proxy solicitors or other authorized agents of the corporation or the Soliciting

Stockholder. As soon as Stockholder Consents and revocations thereof are received, the Consent Inspectors shall review the same and shall maintain a count of the number of valid and unrevoked Stockholder Consents. The Consent Inspectors shall keep such count confidential and, except as set forth below, shall not reveal the count to the corporation, the Soliciting Stockholder, their respective representatives or any other person or entity. As soon as practicable
(I) upon the request of the corporation or the Soliciting Stockholder, and (II) after the earlier to occur of (x) the expiration of the solicitation period with respect to the particular Stockholder Consent and (y) the date on which the particular Stockholder Consent shall appear (to the Consent Inspectors) to have received the valid and unrevoked signatures of the requisite number of stockholders to become effective, the Consent Inspectors shall issue a preliminary report to the corporation and the Soliciting Stockholder stating:
(A) the number of valid Stockholder Consents; (B) the number of valid revocations of Stockholder Consents; (C) the number of valid and unrevoked Stockholder Consents; (D) the number of invalid Stockholder Consents; (E) the number of invalid revocations of Stockholder Consents; and (F) based thereon, whether the requisite number of valid and unrevoked Stockholder Consents has been obtained to authorize or take the action(s) specified therein.

         (c) Unless the corporation and the Soliciting Stockholder shall agree to a shorter or longer period, the corporation and the Soliciting Stockholder shall have 48 hours after the delivery of the preliminary report of the Consent Inspectors pursuant to clause "(II)" of the foregoing paragraph (b) to review the Stockholder Consents and revocations thereof and to advise the Consent Inspectors and opposing party in writing as to whether they intend to challenge such preliminary report. If no such written notice of an intention to challenge such preliminary report is received within 48 hours of its issuance by the Consent Inspectors, the Consent Inspectors shall issue to the corporation and the Soliciting Stockholder their final report containing the information called for in clauses "(A)" through "(E)" of the foregoing paragraph (b) and, based thereon, a certification as to whether the requisite number of valid and unrevoked Stockholder Consents has been obtained to authorize or take the action(s) specified therein. If the corporation or the Soliciting Stockholder issue written notice of an intention to challenge the Consent Inspectors' preliminary report within 48 hours after its issuance, a challenge session shall be scheduled by the Consent Inspectors as promptly as practicable. A transcript of the challenge session shall be recorded by a certified court reporter or other person agreed upon by the corporation and the Soliciting Stockholder. Following the completion of the challenge session, the Consent Inspectors shall as promptly as practicable issue their final report to the corporation and the Soliciting Stockholder, which report shall contain (i) the information included in the most recent preliminary report, (ii) all changes in the vote totals as a result of the challenge session, and (iii) based thereon, a certification as to whether the requisite number of valid and unrevoked Stockholder Consents has been obtained to authorize or take the action(s) specified therein. A copy of any final report of the Consent Inspectors shall be included in the minute books of the corporation.

         SECTION 13B. Notice of and Record Date for Stockholder Consents; Solicitation Period. Before there may be commenced any solicitation of Stockholder Consents by any Soliciting Stockholder, such Soliciting Stockholder (or an authorized agent thereof) shall deliver notice in writing of its intention to do so to the Secretary, which notice shall also set forth: (i) the name(s) and address(es) of such Soliciting Stockholder, (ii) the specific text of the Stockholder Consents proposed to be disseminated or published, (iii) the proposed date or dates on which such Soliciting Stockholder intends to solicit such Stockholder Consents and/or deliver Stockholder Consents to the corporation, and (iv) a representation that each such Soliciting Stockholder is a stockholder of the corporation entitled to execute and deliver Stockholder Consents as of the date of such notice and stating the number of shares of stock of the corporation owned of record and beneficially by each such Soliciting Stockholder as of such date. Within five (5) business days after the receipt by the corporation of such a notice, the Board of Directors may, but shall not be required to: (A) subject to Section 213(b) of the Delaware General Corporation Law, establish a record date to determine the stockholders entitled to execute (and revoke) such Stockholder Consents, and (B) in such event, establish the time period during which such Stockholder Consents (and revocations thereof) may be solicited. No Stockholder Consent shall be valid beyond the earlier to expire of (x) such solicitation period so established (if any) or (y) 60 days after the date of the earliest Stockholder Consent delivered to the corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law.

         SECTION 14. Organization. At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, the most senior Vice President present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

         SECTION 14A. Nominations for Directors. Nominations of nominees for election to the Board of Directors at a meeting of the stockholders may be made
(i) by the Board of Directors, (ii) on behalf of the Board of Directors by any nominating or other authorized committee appointed by the Board of Directors,
(iii) by the Chairman of such meeting or (iv) subject to the provisions of this
Section 14A, at a meeting of stockholders being held for that purpose by any stockholder of the corporation entitled to vote for the election of directors at such meeting. Such nominations, other than those made by or on behalf of the Board or by the Chairman of the meeting, shall be made by notice in writing delivered to the Secretary, and received by him not less than thirty nor more than sixty days prior to the meeting of the stockholders called for the election of directors; provided, however, that if less than thirty-five days' notice of the meeting is given to stockholders, such nomination shall be delivered as prescribed hereinabove to the Secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Each such notice shall set forth or include:(i) the name, age, business address and, if known, the residence address of each nominee proposed in such notice;
(ii) the principal occupation or employment of each such nominee; (iii) the number of shares of stock of the corporation which are held of record and beneficially by each such nominee and nominating stockholder; (iv) a representation and undertaking of such nominating stockholder that it is, and at the meeting will be, entitled to vote for the election of directors and that such stockholder intends to appear (in person or by proxy) at such meeting to nominate each such nominee; (v) the written consent of each such nominee to serve as a director of the corporation if elected; and (vi) any information not required pursuant to any of the foregoing clauses concerning the nominee or nominating stockholder that would be required to be disclosed pursuant to Regulation 14A and/or Schedule 14A under the Securities Exchange Act of 1934, as amended, assuming for this purpose that such nominee or nominating stockholder was soliciting proxies for the election of each such nominee at a meeting of the stockholders of the corporation. If the facts warrant and the Board of Directors or an authorized committee thereof or the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the nomination shall be void and not allowed.

         SECTION 14B. Business at Stockholder Meetings. The business and proposals to be considered or voted upon at a meeting of the stockholders may be offered (i) by the Board of Directors, (ii) on behalf of the Board of Directors by any authorized committee appointed by the Board of Directors, (iii) by the Chairman of the meeting or (iv) subject to the provisions of this Section 14B, at such meeting by any stockholder of the corporation entitled to vote on such proposals at such meeting. Such business and proposals, other than those offered by or on behalf of the Board or by the Chairman of the meeting, shall be made by notice in writing delivered to the Secretary, and received by him not less than thirty nor more than sixty days prior to the meeting of the stockholders; provided, however, that if less than thirty-five days' notice of the meeting is given to stockholders, notice of such business and/or proposal shall be delivered as prescribed hereinabove to the Secretary not later than the close of business on the seventh day following the day on which the notice of meeting was mailed; and provided further, however, that such notice shall not be required with respect to any stockholder proposal that is included in the Corporation's proxy materials in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended. Each such notice shall set forth or include: (i) the general nature of each item of business that the proposing stockholder intends to bring before the meeting; (ii) if any specific proposal is to be offered for a vote of the stockholders, the text of the resolution or resolutions which the proposing stockholder contemplates to offer to be voted upon; (iii) the number of shares of stock of the corporation which are held of record and beneficially by such proposing stockholder; (iv) a representation and undertaking of such proposing stockholder that it is, and at the meeting will be, entitled to vote on such proposals and that such stockholder intends to appear (in person or by proxy) at such meeting to offer each such item of business and each such proposal; and (v)any information not required pursuant to any of the foregoing clauses concerning each such item of business and each such proposal that would be required to be disclosed pursuant to Regulation 14A and/or Schedule 14A under the Securities Exchange Act of 1934, as amended, assuming for this purpose that such proposing stockholder was soliciting proxies for the adoption of such proposals at a meeting of the stockholders of the corporation. If the facts warrant and the Board of Directors or an authorized committee thereof or the Chairman of the meeting determines that a proposal was not made in accordance with the foregoing procedures, the proposal shall be void and not allowed.


                                   ARTICLE IV
                                    DIRECTORS

         SECTION 15. Number and Term of Office. The authorized number of directors of the corporation shall be fixed from time to time by the Board of Directors either by a resolution or an amendment to these Bylaws duly adopted by the Board of Directors. The number of Directors shall consist of not less than one and not more than seven. If such number is not fixed, the corporation shall have one director. Except as provided in Section 17,the Directors shall be elected by the stockholders at their annual meeting in each year and shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the Directors shall not have been elected at an annual meeting, they maybe elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

         SECTION 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

         SECTION 17. Vacancies. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office for the unexpired portion of the term of the Director whose place shall be vacant and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 17 in the case of the death, removal or resignation of any Director, or if the stockholders fail at any meeting of stockholders at which Directors are to be elected (including any meeting referred to in Section 19 below) to elect the number of Directors then constituting the whole Board of Directors.

         SECTION 18. Resignation. Any Director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in the office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

         SECTION 19. Removal. At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors, or any individual Director, may be removed from office, with or without cause, and a new Director or Directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of Directors; provided, however, that if less than the entire Board of Directors is to be removed, no Director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

         SECTION 20. Meetings. (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

         (b) Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all Directors.

         (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the President or a majority of the Directors.

         (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

         (e) Notice of Meetings. Written notice of the time and place of all regular and special meetings of the Board of Directors shall be given at least one (1) day before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the Directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         SECTION 21. Quorum and Voting. (a) Quorum. Unless the Certificate of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of Directors fixed from time to time in accordance with Section 15 of these Bylaws, but not less than one (1); provided, however, at any meeting whether a quorum be present or otherwise, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

         (b) Majority Vote. At each meeting of the Board of Directors at which a quorum is present all questions and business shall be determined by a vote of a majority of the Directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

         SECTION 22. Action without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 23. Fees and Compensation. Directors shall not receive any stated salary for their services as Directors, but by resolution of the Board of Directors a fixed fee, with or without expense of attendance, may be allowed for attendance at each meeting and at each meeting of any committee of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

         SECTION 24. Committees. (a) Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors, appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and specifically granted by the Board of Directors, shall have and may exercise when the Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the corporation, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders of the corporation a dissolution of the corporation or a revocation of a dissolution or to amend these Bylaws.

         (b) Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors, and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

         (c) Term. The members of all committees of the Board of Directors shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Section 24, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board or Directors to act at the meeting in the place of any such absent or disqualified member.

         (d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 24 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 2 hereof, or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any Director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

         SECTION 25. Organization. At every meeting of the Directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the Directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.


                                    ARTICLE V
                                    OFFICERS

         SECTION 26. Officers Designated. The officers of the corporation shall be the Chairman of the Board of Directors, the President, one or more Vice Presidents, the Secretary and the Treasurer, all of whom shall be elected at the annual meeting of the Board of Directors. The order of the seniority of the Vice Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         SECTION 27. Tenure and Duties of Officers. (a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the shareholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

         (c) Duties of President. The President shall preside at all meetings of the shareholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

         (d) Duties of Vice Presidents. The Vice Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident of their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors, and shall record acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders, and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         (f) Duties of Treasurer. The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any

Assistant Treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         SECTION 28. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.

         SECTION 29. Removal. Any officer may be removed from office at any time, either with or without cause, by the vote or written consent of a majority of the Directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.


                                   ARTICLE VI
                       EXECUTION OF CORPORATE INSTRUMENTS
                AND OF VOTING SECURITIES OWNED BY THE CORPORATION

         SECTION 30. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

         SECTION 31. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the President, or any Vice President.

                                   ARTICLE VII
                                 SHARES OF STOCK

         SECTION 32. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Where such certificate is countersigned by a transfer agent other than the corporation or its employee, or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

         SECTION 33. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         SECTION 34. Transfers. Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

         SECTION 35. Fixing Record Dates. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and
(c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 36. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VIII
                       OTHER SECURITIES OF THE CORPORATION

         SECTION 37. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.


                                   ARTICLE IX
                                    DIVIDENDS

         SECTION 38. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         SECTION 39. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as are serve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                    ARTICLE X
                                   FISCAL YEAR

         SECTION 40. Fiscal Year. Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the corporation shall end on the Sunday closest to the last day of the month of December of each year.


                                   ARTICLE XI
                     INDEMNIFICATION OF OFFICERS, DIRECTORS,
                           EMPLOYEES AND OTHER AGENTS

         SECTION 41. Indemnification of Officers, Directors, Employees and Other Agents. (a) Officers and Directors. The corporation shall indemnify its officers and Directors to the fullest extent permitted by the Delaware General Corporation Law; provided, however, that in the event such law is amended after the effective date of the most recent amendments to this Article XI (being May 22, 1997) to provide narrower rights to indemnification than are then available hereunder, such amendment shall not apply to alleged actions or omissions which precede the effective date of such amendment.

         (b) Employees and Other Agents. The corporation shall have the power to indemnify its employees and other agents to the fullest extent permitted by the Delaware General Corporation Law.

         (c) Good Faith. (1) For purposes of any determination under this Bylaw, an officer or Director shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his conduct was unlawful, if his action is based on the records or books of account of the corporation or another enterprise, or on information supplied to him by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise. (2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal proceeding, that he had reasonable cause to believe that his conduct was unlawful. (3) The provisions of this paragraph (c) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the Delaware General Corporation Law.

         (d) Expenses. The corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any officer or Director in connection with such proceeding.

         (e) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the officer or Director who serves in such capacity at any time while this Bylaw and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Any right to indemnification or advances granted by this Bylaw to a officer or Director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition to which the claimant is entitled (hereunder or otherwise)) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

         (f) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of the Incorporation, bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. the corporation is specifically authorized to enter into individual contracts with any or all of its Directors, officer, employees or agents respecting indemnification and advances to the fullest extent permitted by the Delaware General Corporation Law.

         (g) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrative of such a person.

         (h) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

         (i) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not effect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

         (j) Savings Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each agent to the full extent permitted by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

         (k) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply: (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative. (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding. (3) The term "the corporation" shall include, in addition of the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. (4) References to a "director," "officer," "employee", or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise. (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect of an employee benefit plan; and references to "serving at the request of the corporation" shall include any services as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.


                                   ARTICLE XII
                                     NOTICES

         SECTION 42. Notices. (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

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         (b) Notice to Directors. Any notice required to be given to any
Director may be given by the method stated in subsection (a), or by telegram, except that such notice other than one which is delivered personally shall be sent to such address as such Director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such Director.

         (c) Address Unknown. If no address of a stockholder or Director be known, notice may be sent to the office of the corporation required to be maintained pursuant to Section 2 hereof.

         (d) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or Director or Directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

         (e) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram shall be deemed to have been given as at the sending time recorded by the telegraph company transmitting the notices.

         (f) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all Directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

         (g) Failure to Receive Notices. The period of limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any Director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such Director to receive such notice.

         (h) Notice to Person with Whom Communication is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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                                  ARTICLE XIII
                                   AMENDMENTS

         SECTION 43. Amendments. These Bylaws may be repealed, altered or amended or new Bylaws adopted by the stockholders. The Board of Directors shall also have the authority, if such authority is conferred upon the Board of Directors by the Certificate of Incorporation, to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaw setting forth the number of Directors who shall constitute the whole Board of Directors) subject to the power of the stockholders to change or repeal such Bylaws and provided that the Board of Directors shall not make or alter any Bylaws fixing the qualifications, classifications, term of office or compensation of Directors.


                                   ARTICLE XIV
                          LOANS OF OFFICERS AND OTHERS

         SECTION 44. Certain Corporate Loans and Guaranties. If the corporation has outstanding shares held of record by 100 or more persons on the date of approval by the Board of Directors, the corporation may make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or any subsidiary, whether or not a director of the corporation or its parent or any subsidiary, or adopt an employee benefit plan or plans authorizing such loans or guaranties, upon the approval of the Board of Directors alone, by a vote sufficient without counting the vote of any interested director or directors, if the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation.

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